Exhibit (q)

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

Dated: May 24, 2005	/s/ John D. Collins
John D. Collins

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated: July 27, 2001	/s/ Mel Hall
Mel Hall

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated: May 21, 2002	/s/ Roger M. Lynch
Roger M. Lynch

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

Dated: July 27, 2001	/s/ Frederick S. Wonham
Frederick S. Wonham

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated: July 27, 2001	/s/ Rodman L. Drake
Rodman L. Drake

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.’s, Excelsior Tax-Exempt Funds, Inc.’s and Excelsior Funds Trust’s (collectively, the “Companies”) respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”) and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated: July 27, 2001	/s/ Jonathan Piel
Jonathan Piel